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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 3, 1996
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                            Savin Electronics Inc.
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            (Exact name of registrant as specified in its charter)

         New Jersey                   33-36670              22-3061278
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(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)


c/o Gary B. Wolff, P.C.
747 Third Avenue, New York, New York                          10017
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: NY-212-646-6446
                                                    Israel-011 97239211090
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        (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

            At a Special Meeting of the Board of Directors held in September 1996, the registrant resolved that commencing subsequent to the close of its fiscal year ended March 31, 1996 that its year end be changed to December 31, 1996 thereby giving it a "short" nine month year with the understanding that all future year ends, unless otherwise changed in writing by a Special Meeting of the Board of Directors, shall be December 31. The principal and primary reason for such change was so as to conform the year end of the registrant (i.e. March 31, 1996) to that of its wholly owned and operating Israeli subsidiary.








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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SAVIN ELECTRONICS INC.


Date: November 26, 1996.                 By: /s/ Avi Pines
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                                             Avi Pines, Secretary



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